UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2005

TABATHA V, INC.

                     (Name of small business in its charter)

Colorado	0-31767	84-1536521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1926 S. Oswego Way Aurora, Colorado		80014
(Address of principal executive offices)		(Zip Code)

Issuer's telephone number:   (303) 752-4637

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 30, 2005, we entered into an Agreement for Share Exchange with Power-Save Energy Corp., a Nevada corporation (“PSEC”) and the shareholders of PSEC, pursuant to which we agreed to issue a total of 10,000,000 shares of our common stock in exchange for 1,000,000 shares of PSEC, representing 100% of the issued and outstanding common stock of PSEC. There is no material relationship between the Company or its affiliates and any of the other parties other than with respect to the Agreement for Share Exchange.  A copy of the Agreement for Share Exchange is hereby filed as an exhibit to this current report on Form 8-K.

Closing under the Agreement for Share Exchange will result in a change of control of the Company.  The Company currently has a total of 7,337,500 shares issued and outstanding. As indicated above, the Company will be required to issue a total of 10,000,000 shares to complete the share exchange transaction.

Therefore, following closing under the Agreement for Share Exchange, the Company will have a total of 17,337,500 shares issued and outstanding, of which only 7,337,500 shares or approximately 42%, will be owned by the current shareholders of the Company.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 1, 2005, we completed a share exchange transaction with Power-Save Energy Corp., (“PSEC”), and the individual shareholders of PSEC, pursuant to which we acquired 1,000,000 shares of PSEC, representing 100% of its issued and outstanding common stock, in exchange for the issuance of 10,000,000 shares of our common stock. As a result of completion of the share exchange transaction, PSEC became our wholly owned subsidiary.

PSEC has a world-wide distribution agreement for an electricity savings device for homeowners. The trade name, "Power-Save," will serve as brand name and identity name for the company. The product is intended to reduce homeowner’s electricity consumption and reduce their electric utility bill monthly. The device may also help with surge protection. This device is called the KVAR US-1 and is trademarked by the manufacturer KVAR Energy Savings, Inc. A United States patent on the device is complete. The patent number is 5,440,442.

Prior to completion of the share exchange transaction, the Company had limited assets and no business operations.  It was a blind pool or blank check company engaged in the business of seeking a business opportunity for acquisition.  The board of directors determined that completion of the share exchange transaction with PSEC would satisfy the Company’s business objectives.  The number of shares to be issued in the share exchange transaction was not determined through an arms length negotiation. It was determined by our board of directors in the exercise of its discretion, based upon various factors including primarily its analysis of the viability and the potential for future growth and profitability of the business operations conducted by PSEC.

Prior to completion of the share exchange transaction, we had 7,337,500 shares of common stock issued and outstanding.  Following completion of the share exchange and other related transactions, we had 17,337,500 shares issued and outstanding, of which 10,000,000, or approximately 58%, are owned by persons who were previously shareholders of PSEC.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

On October 1, 2005, the Company issued 10,000,000 shares of its common stock in a share exchange transaction which was not registered under the Securities Act of 1933.  The shares were issued to the shareholders of Power-Save Energy Corp., a Nevada corporation (“PSEC”), in exchange for 1,000,000 shares of PSEC, representing 100% of the issued and outstanding stock of PSEC.  The shares were issued in reliance upon exemptions from registration for transactions defined in Regulation D under the Securities Act of 1933.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01

CHANGES IN CONTROL OF REGISTRANT

On October 1, 2005, there was a change of control of the Company as a result of closing under an Agreement for Share Exchange with Power-Save Energy Corp., a Nevada corporation (“PSEC”) and the shareholders of PSEC.

Prior to completion of the share exchange transaction, we had 7,337,500 shares of common stock issued and outstanding.  Following completion of the share exchange we had 17,337,500 shares issued and outstanding, of which 10,000,000, or approximately 58%, are owned by persons who were previously shareholders of PSEC. The person(s) who was previously a shareholder of PSEC was Michael Forster.  Information regarding the share ownership of such persons following completion of the share exchange transaction is set forth below under the caption “Principal Share Ownership.”

Under the terms of the Agreement for Share Exchange, the current officers and directors of the Company were required to resign on the closing date and appoint successors designated by PSEC.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 1, 2005, the existing directors of the Company appointed two new director nominees to serve on the board of directors. The new director nominees are Michael Forster and Kathleen Forster, and their appointment will not take effect until at least ten days after the Information Statement has been filed with the Securities and Exchange Commission and mailed or delivered to all Company shareholders in compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder.

The following table sets forth the names and positions of the current officers and directors of the Company.  The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions. All such applicable functions have been performed by the Board of Directors as a whole.

The directors and executive officers currently serving the Company are as follows:

NAME	AGE	POSITION

John Ballard	47	President since March 2004 and Chief Financial Officer since July 2003

Diane Thelen	59	Secretary, Treasurer, and a Director since March 2000

The directors named above will serve until the first annual meeting of the Company’s stockholders following completion of the share exchange transaction, or until their successors have been appointed.  Thereafter, directors will be elected for one-year terms at the annual stockholders’ meeting.  Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated.  There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current directors to the Company’s board.   There are also no arrangements, agreements or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of the Company’s affairs.

Biographical Information

John Ballard, President and Chief Financial Officer

John Ballard has been President and a director since March 1, 2004 and Chief Financial Officer since July 2003, and has more than fifteen years of business management, project management, and accounting experience.  Mr. Ballard is currently the Chief Financial Officer of Worldwide Manufacturing USA Inc., a public company trading on the OTC Bulletin Board under the symbol “WMFG” since September 2003.

From January 2002 to the present, Mr. Ballard has been a financial consultant and director of Reveal Systems, Inc., a software development company and internet provider based in Longmont, Colorado.  Mr. Ballard was the Chief Financial Officer of Call Solutions Inc., a publicly traded company, from October 1999 to November 2002.  Call Solutions was in the business of opening call centers.  From 1988 to 1993, Mr. Ballard was Chief Financial Officer for a chain of retail stores in Denver.  Mr. Ballard holds a Bachelor of Science Degree in Management and Marketing from the University of Colorado where he graduated Magna Cum Laude.  Mr. Ballard also holds a Masters of Business in Administration from Regis University.  He is president and director of Tabatha I, Inc., Tabatha IV, Inc., and Tabatha V, Inc.

Diane Thelen, Director

Diane Thelen, the Company’s Secretary, Treasurer, and a director, has managed and developed luxury high-rise residential, retail, industrial and large office building complexes for over twenty-five years.

 From 1990 to the present, Ms. Thelen has been a property manager for Frederick Ross Real Estate Services.  She has written numerous articles on safety issues regarding large office complexes, as well as articles advocating the needs of real estate managers to state legislators.  Ms. Thelen is an officer and director of three other “blind pool” corporations, which were incorporated on March 17, 2000, and which were formed to seek acquisitions.  She is the Secretary and a director of Tabatha I, Inc., Tabatha IV, Inc., and Tabatha V, Inc.  Ms. Thelen is a Certified Property Manager (CPM) (institute of Real Estate Management) and a Real Property Administrator (RPA) (Building Owners and Managers Association).

PRINCIPAL SHARE OWNERSHIP

The following table sets forth, as of October 1, 2005, (immediately following the Exchange), stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company, as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock.  Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.  No person listed below has any options, warrant or other right to acquire additional securities of the Company except as may be otherwise noted.

Name and Address	Number of Shares Beneficially Owned	Percent of Class

Alliance Capital Management, Ltd. Norfolk House, Market Street Nassau Bahamas	5,370,000	31%

Michael Forster 3873 Sequoia Drive San Luis Obispo, CA 93401	10,000,000	57.6%

John Ballard (1) 6754 Hinsdale Place Littleton, CO 80128	300,000	1.7%

Diane Thelen (1) 1926 S. Oswego Way Aurora, CO 80014	300,000	1.7%

All officers and directors as a group	15,970,000	92%

(1) The person named is an officer, director, or both.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial statements of businesses acquired

The audited financial statements of Power-Save Energy Corp., which are required to be filed as part of this Current Report on Form 8-K are not currently available.  Such financial statements shall be filed by amendment to this Form 8-K when available.

The unaudited financial statements of Power-Save Energy Corp., which are required to be filed as part of this Current Report on Form 8-K are herewith filed as an exhibit.

(b)

Pro forma financial information.

The unaudited Pro Forma Consolidated Financial Statements of Tabatha V, Inc., and Power-Save Energy Corp., which are required to be filed as part of this Current Report on Form 8-K are herewith filed as an exhibit.

(c)

The following exhibits are filed as part of this Current Report on Form 8-K:

2.1

Agreement for Share Exchange dated October 1, 2005, by and among Tabatha V, Inc., a Delaware corporation, Power-Save Energy Corp., a Nevada corporation, and the shareholders of Power-Save Energy Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABATHA V, INC.

By: /s/ John Ballard

Date: October 5, 2005